Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2015 Fund
December 31, 2024
FST15-NPRT3-0325
1.9909159.101
Bond Funds - 61.5%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	15,259	147,402
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	8,850	65,225
Fidelity Series International Developed Markets Bond Index Fund (a)	7,507	65,161
Fidelity Series Long-Term Treasury Bond Index Fund (a)	6,262	33,253
Fidelity Series Sustainable Investment Grade Bond Fund (a)	51,338	490,275
TOTAL BOND FUNDS (Cost $822,684)		801,316

Domestic Equity Funds - 18.8%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $186,827)	17,442	244,542

International Equity Funds - 19.3%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	8,520	93,291
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	14,193	158,539
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $232,257)		251,830

Short-Term Funds - 0.4%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $6,263)	630	6,273

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,248,031)	1,303,961
NET OTHER ASSETS (LIABILITIES) - 0.0%	(609)
NET ASSETS - 100.0%	1,303,352

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	114,895	42,255	10,770	3,679	(41)	1,063	147,402	15,259
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	63,600	13,972	10,486	2,191	(418)	(1,443)	65,225	8,850
Fidelity Series International Developed Markets Bond Index Fund	44,470	25,697	4,366	1,958	(16)	(624)	65,161	7,507
Fidelity Series Long-Term Treasury Bond Index Fund	35,569	8,889	9,350	812	(932)	(923)	33,253	6,262
Fidelity Series Sustainable Emerging Markets Fund	76,832	32,674	17,400	2,073	(29)	1,214	93,291	8,520
Fidelity Series Sustainable Investment Grade Bond Fund	421,547	122,179	47,600	15,215	(312)	(5,539)	490,275	51,338
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	140,303	45,174	23,314	3,398	560	(4,184)	158,539	14,193
Fidelity Series Sustainable U.S. Market Fund	206,185	67,945	46,453	4,397	2,916	13,949	244,542	17,442
Fidelity Series Treasury Bill Index Fund	10,459	9,987	14,188	385	(5)	20	6,273	630
	1,113,860	368,772	183,927	34,108	1,723	3,533	1,303,961	130,001

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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